SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934
Filed by the Registrant               ☑
Filed by a Party other than the Registrant      ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Dividend and Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Dividend and Income Fund
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

New York, NY
May 11, 2018

Dear Fellow Shareholders:
It is our pleasure to invite you to the Annual Meeting ("Meeting") of Shareholders of Dividend and Income Fund (the "Fund") to be held at the Fund's principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on June 25, 2018.  The Meeting will be held at 10:30 a.m. ET.  Formal notice of the Meeting appears on the next pages and is followed by the Proxy Statement for the Meeting.
At the Meeting, you will be asked to:
1.
Elect Roger Atkinson to the Board of Trustees of the Fund as a Class I Trustee to serve until the 2021 annual meeting of shareholders, or thereafter when his successor is elected and qualifies  ("Proposal 1"); and

2.	To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.
THE BOARD OF TRUSTEES OF THE FUND HAS CONSIDERED PROPOSAL 1 AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" IT.
Please sign, date, and return the enclosed Proxy Card at your earliest convenience.
On behalf of the Fund's Board of Trustees and management, thank you for your continued support.
Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
Please sign, date, and return your proxies in the enclosed envelope at your earliest convenience.  Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

Dividend and Income Fund
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 11, 2018

To the Shareholders of
Dividend and Income Fund:

The Annual Meeting ("Meeting") of Shareholders of Dividend and Income Fund ("Fund") will be held at the Fund's principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on June 25, 2018, at 10:30 a.m. ET, for the following purposes:
1.
To elect Roger Atkinson to the Board of Trustees of the Fund as a Class I Trustee to serve until the 2021 annual meeting of shareholders, or thereafter when his successor is elected and qualifies ("Proposal 1").

2.	To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.
Proposal 1 is discussed in the Proxy Statement attached to this Notice.  THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.  Only holders of record at the close of business on March 20, 2018 are entitled to receive notice of, and to vote at, the Meeting.
    Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 25, 2018:  This Notice of Annual Meeting of Shareholders, Proxy Statement, and a form of proxy card are available on the Fund's website at www.DividendandIncomeFund.com.
    Please complete, sign, and date the enclosed proxy card.  The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the United States.  Instructions for the proper execution of proxies are set forth on the inside cover.  We ask your cooperation in completing and returning your proxy promptly.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.
Sincerely,
Russell Kamerman
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS
       The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.
1. Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA or UTMA
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

Annual Meeting of Shareholders
of
Dividend and Income Fund
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

PROXY STATEMENT
May 11, 2018
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Dividend and Income Fund, a Delaware statutory trust (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund to be held at the Fund's principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on June 25, 2018, at 10:30 a.m. ET (such meeting and any postponement(s) or adjournment(s) thereof are referred to collectively as the "Meeting").
The Board has fixed the close of business on March 20, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof (the "Record Date").  It is estimated that proxy materials will be mailed to shareholders as of the Record Date on or about May 14, 2018.
On the Record Date, 12,344,883 shares of the Fund were outstanding.  Each outstanding share is entitled to one vote on each of the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted "FOR" the proposal described herein.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.
As of the Record Date, the Fund is not aware of any person or "group" (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the "Exchange Act")), owning beneficially more than 5% of the Fund's outstanding shares, except as follows:
Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	1,097,998 (2)	8.89%
Bexil Corporation	1,081,969 (3)	8.76%
Midas Securities Group, Inc.	1,081,969 (4)	8.76%
Winmill & Co. Incorporated	1,081,969 (5)	8.76%
Winmill Family Trust	1,081,969 (6)	8.76%

Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Mark C. Winmill	1,081,969 (7)	8.76%
Bexil Securities LLC	1,081,969 (8)	8.76%
Raymond James & Associates, Inc. ("Raymond James")	942,379 (9)	8.8%

(1)	Unless otherwise noted, the address of each person is 11 Hanover Square, New York, NY 10005.
(2)
Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 1,081,969 shares directly owned by Bexil Securities LLC ("Bexil Securities") and indirectly owned by Bexil Corporation ("Bexil") as a result of his status as a controlling person of the Winmill Family Trust, Winmill & Co. Incorporated ("Winco"), and Midas Securities Group, Inc. ("Midas Securities"). Mr. Thomas Winmill disclaims beneficial ownership of these shares. Mr. Thomas Winmill directly beneficially owns less than 1% of the outstanding shares of the Fund. He does not disclaim beneficial ownership of these 16,029 shares. The foregoing shall be referred to herein as the "TBW Ownership Disclosure."

(3)	Bexil has indirect beneficial ownership of these shares, as a result of its status as the sole member of Bexil Securities.
(4)	Midas Securities owns approximately 25% of the outstanding shares of Bexil and, as such, may be deemed to control Bexil.
(5)	Winco owns all of the outstanding shares of Midas Securities.
(6)	The Winmill Family Trust owns all of the voting stock of Winco.
(7)
Mark C. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 1,081,969 shares directly owned by Bexil Securities and indirectly owned by Bexil, respectively, as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these shares.

(8)	Bexil Securities has beneficial ownership of these shares and may be deemed to share voting and investment power over these shares with its affiliates listed in the table above.
(9)
The number of shares shown is based solely on the Form 13G filed by Raymond James on February 14, 2018, reflecting information as of December 31, 2017, according to which Raymond James has no voting and sole investment power over all of the shares reported.

The 8.76% beneficial ownership reported by Bexil, Midas Securities, Winco, Winmill Family Trust, and Mark C. Winmill, and included in the beneficial ownership reported by Mr. Thomas Winmill, represents indirect record or beneficial ownership of the same Fund shares. Mr. Thomas Winmill and Mr. Mark Winmill may be deemed to beneficially own the shares of the Fund owned by Bexil Securities by virtue of their role as trustees of the Winmill Family Trust. Bexil Securities intends to vote its shares of the Fund in favor of the proposal described herein. As of the Record Date, the Trustee nominee and the Fund's officers and Trustees directly own in the aggregate less than 1% of the outstanding shares of the Fund.
A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without further notice other than announcement at the Meeting.  Abstentions and broker non-votes will not have an impact on the chairman's determination to adjourn the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the shareholder vote.
No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to the proposal described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.
All costs of soliciting proxies for the Meeting will be borne by the Fund. Banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and the Fund will reimburse them for any reasonable expenses they incur.  In addition, some of the officers of the Fund and persons affiliated with Bexil Advisers LLC, the Fund's investment manager ("Bexil Advisers" or the "Investment Manager") may, without remuneration, solicit proxies personally or by telephone or electronic communications.  Photographic identification will be required for admission to the Meeting.
    The Fund prepares and mails to its shareholders financial reports, normally on a semi-annual basis.  The Fund will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended December 31, 2017.  Requests for such Annual Report should be directed to the Fund at 11 Hanover Square, New York, New York 10005 or by telephone toll-free at 1-800-937-5449.  Such Annual Report is not to be regarded as proxy soliciting material.

QUESTIONS AND ANSWERS REGARDING THE PROPOSAL
While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview of the proposal in "Questions and Answers" format.  If you have any questions about the proposal or how to vote your shares, please call the Fund toll free at 1-800-937-5449.
Question:	What proposal will be acted upon at the Meeting?
A.
At the Meeting, you will be asked to elect Roger Atkinson to the Board of Trustees of the Fund as a Class I Trustee to serve until the 2021 annual meeting of shareholders, or thereafter when his successor is elected and qualifies ("Proposal 1").

Question:	How does the Board recommend that I vote?
A.
After careful consideration of Proposal 1, the Board, including all those members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund (the "Independent Trustees"), unanimously approved Proposal 1 and recommends that you vote in favor of Proposal 1.  The reasons for the Board's recommendation are discussed in more detail in the Proxy Statement.

Question:	What are shareholders being asked to approve in Proposal 1?
A.
Shareholders are being asked to elect Roger Atkinson to the Board of Trustees of the Fund as a Class I Trustee to serve until the 2021 annual meeting of shareholders, or thereafter when his successor is elected and qualifies.  Mr. Atkinson has served on the Board since January 29, 2018 and has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as a manager at CellMark, Inc., a global forest products trading company, where he directs trading activity, acquisitions, and risk management, and various former positions, including serving as the sole member of Fort Vancouver Paper LLC, an international trading company.

Question:	What number should I call if I have questions?
A.	We will be pleased to answer your questions about this proxy solicitation. Please call the Fund toll free at 1-800-937-5449 with any questions.
Question:	How do I vote?
A.	You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" PROPOSAL 1.

PROPOSAL 1

 TO ELECT ROGER ATKINSON TO THE BOARD OF TRUSTEES OF THE FUND AS A CLASS I TRUSTEE TO SERVE UNTIL THE 2021 ANNUAL MEETING OF SHAREHOLDERS, OR THEREAFTER WHEN HIS SUCCESSOR IS ELECTED AND QUALIFIES

Pursuant to the Governing Documents of the Fund (as defined herein), the Board is divided into three classes: Class I, Class II, and Class III.  One class of Trustees is to be elected at each annual meeting of shareholders to serve for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when his successor is elected and qualified.  At the Meeting, shareholders will be asked to elect Roger Atkinson as a Class I Trustee.  Mr. Atkinson's term as Class I Trustee will expire at the Meeting, or thereafter when his successor is elected and qualified.  No other class of Trustees has a term that so expires this year.
Upon the recommendation of the Board's Nominating Committee for nomination by the Board as a candidate for election as a Trustee, with the unanimous approval of the Independent Trustees and the Continuing Trustees (as defined in the Fund's Governing Documents), the Board has nominated Roger Atkinson (the "Nominee") for election as a Class I Trustee.  The Nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted for the election of the Nominee.  Should the Nominee withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person as the Board may recommend.

Information Regarding the Nominee
Set forth below is certain information regarding the Nominee for election as a Class I Trustee of the Fund.
Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years(3)
Independent Trustee Nominee(4)
Roger Atkinson January 25, 1961	Trustee (Class I)	Since 2018	Since 2007, Mr. Atkinson has served as a manager with Cell-Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	1	None

(1)	The mailing address of the Nominee is, except as noted otherwise, 11 Hanover Square, New York, New York 10005.
(2)	The Fund Complex, comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series), are all managed by the Investment Manager or its affiliates.
(3)
Refers to directorships held by the Nominee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex.

(4)
Nominee who is not an "interested person" of the Fund as defined under the 1940 Act ("interested person"). Neither the Nominee, nor his immediate family members, held any positions (other than director of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

In considering the Nominee for election, the Board evaluated the Nominee's background and his qualifications.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that the Nominee should be elected as a Trustee of the Fund, the Board considered and evaluated the Nominee's relevant knowledge, experience, expertise, and independence.  The Nominee has experience with financial, accounting, regulatory, investment, and board operational matters as a result of his current position as a manager at CellMark, Inc., a global forest products trading company, where he directs trading activity, acquisitions, and risk management, and various former positions, including serving as the sole member of Fort Vancouver Paper LLC, an international trading company. In addition, the Board considered the Nominee's experience with financial matters as a result of his industry experience.
THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" THE ELECTION OF THE NOMINEE AS A CLASS I TRUSTEE.

Vote Required
Pursuant to the Fund's Bylaws, unless all nominees for Trustee are approved by a majority of the Continuing Trustees, the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be voted shall be required to elect a Trustee.  If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality (i.e., an excess of votes cast for such nominee over the votes cast for any other candidate) of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee.  Accordingly, the election of the Nominee as Trustee requires the affirmative vote of a plurality of votes cast at the Meeting, provided a quorum is present.  Each share cast "FOR" the Trustee Nominee will be counted toward the receipt of a plurality of votes.
Current Board Members
In addition to the Nominee for Class I Trustee set forth above, the Board of the Fund is comprised of the individuals listed below.
Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(3)
Independent Trustees(4)
Peter K. Werner August 16, 1959	Trustee (Class II)	Since 2011 (current term ends at the 2019 annual meeting, or thereafter when his successor is elected and qualified)	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor's Academy of Byfield, MA. Currently, he teaches economics and history at the Governor's Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(3)
Jon Tómasson September 20, 1958	Trustee (Class III)	Since 2017 (current term ends at the 2020 annual meeting, or thereafter when his successor is elected and qualified)	Since 2002, Mr. Tómasson has served as the Chief Executive Officer of Vinland Capital Investments, LLC, a real estate investment company that he founded. Prior to starting Vinland, Mr. Tómasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.	4	Eagle Bulk Shipping Inc. (7)
Interested Trustee
Thomas B. Winmill, Esq. (5) P.O. Box 4 Walpole, NH 03608 June 25, 1959	Trustee (Class II); Chairman, President, Chief Executive Officer, Chief Legal Officer	Since 2011 (current term ends at the 2019 annual meeting, or thereafter when his successor is elected and qualified)
He is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the "Advisers"), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the "Broker-Dealers"), Bexil (a holding company) and Winco (a holding company). He is a Director of Global Self Storage, Inc. (a self storage REIT) ("SELF"). He is a Director of Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the "IPCs"), and he is a portfolio manager of the Fund, Foxby Corp., Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.(6)
				4	Eagle Bulk Shipping Inc.(7) Global Self Storage, Inc.

(1)	The mailing address of each Trustee is, except as noted otherwise, 11 Hanover Square, New York, New York 10005.
(2)	The Fund Complex is comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series) which are all managed by the Investment Manager or its affiliates.
(3)
Refers to directorships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex.

(4)
Trustees who are not "interested persons" of the Fund as defined under the 1940 Act.  None of the Independent Trustees, nor their immediate family members, held any positions (other than director or trustee of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(5)	Mr. Winmill is an "interested person" as defined in the 1940 Act because of his affiliations with the Investment Manager, as noted above.
(6)	Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.
(7)	Thomas B. Winmill and Jon Tómasson ceased serving as directors of Eagle Bulk Shipping Inc. in 2014.
Executive Officers
The current executive officers of the Fund, other than those who serve as Trustees, are as follows:
Name, Address(1) and Date of Birth	Position(s) Held with Fund	Officer Since(2)	Principal Occupation(s) During the Past 5 Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014
Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation (a real estate company) ("Tuxis"). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.
Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017
Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Name, Address(1) and Date of Birth	Position(s) Held with Fund	Officer Since(2)	Principal Occupation(s) During the Past 5 Years
Thomas O'Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2011
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker- Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill(3) November 26, 1957	Vice President	2012
Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealers.

William M. Winmill(3)	Vice President	2017
Vice President or Assistant Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the IPCs, and he is a portfolio manager of the Fund and Foxby Corp.

(1)	The mailing address of each officer, except as noted otherwise, is 11 Hanover Square, New York, New York 10005.
(2)	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 13, 2017.
(3)	Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.
Trustee and Executive Officer Compensation

Currently, the basis of compensation for the Independent Trustees is a quarterly retainer of $1,275, a fee of $4,475 for each quarterly Board meeting attended, $500 for each special meeting attended, $500 for each committee meeting attended, $2,000 for each shareholders' meeting attended, and $1,000 per annum per committee chaired.  Each Independent Trustee is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.  The Fund currently has no bonus, profit sharing, pension, or retirement plan.  The Fund's Interested Trustee and executive officers are eligible for bonuses from the Investment Manager and may participate in a qualified retirement plan offered by the Investment Manager.   No current officer or Trustee of the Fund who is also a manager, officer, or employee of the Investment Manager or its affiliates receives any remuneration from the Fund, except the position of Chief Compliance Officer.
The following table sets forth certain information regarding compensation of the Trustees and certain officers, if any, who received compensation (in excess of a threshold amount) from the Fund for the fiscal year ended December 31, 2017.

Compensation Table
Name of Person and Position	Aggregate Compensation From Fund	Total Compensation from Fund and Fund Complex
Independent Trustees/Nominee:
Roger Atkinson (1)	N/A	N/A
Bruce B. Huber (2)	$21,000	$35,500
James E. Hunt (3)	$9,432	$15,275
Jon Tómasson (4)	$20,250	$33,750
Peter K. Werner	$21,500	$37,000

Interested Trustee:
Thomas B. Winmill, Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer	$0	$0

Officer:
Russell Kamerman, Chief Compliance Officer, Secretary, and General Counsel	$59,986	$102,662

(1)	Roger Atkinson did not serve as a Trustee of the Fund in 2017.
(2)	Mr. Huber resigned as a Trustee from the Board of Trustees of the Trust effective as of January 29, 2018.
(3)	Mr. Hunt passed away on July 16, 2017.
(4)	Mr. Tómasson was elected to the Board on March 13, 2017.
Security Ownership of Management
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or Nominee in the Fund and in all investment companies in the aggregate within the Fund Complex overseen and/or to be overseen by each Trustee and/or Nominee as of April 30, 2018.
Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Trustee/Nominee in the Fund Complex
Independent Trustees/Nominee:
Roger Atkinson	$0	$0
Jon Tómasson	$0	$0
Peter K. Werner	$0	$10,001 - $50,000

Interested Trustee:
Thomas B. Winmill	Over $100,000	Over $100,000

As of April 30, 2018, no Independent Trustee or Independent Trustee Nominee owned beneﬁcially, or of record, any securities in the Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager.

The following table sets forth ownership of the Fund's equity securities by the Fund's Trustees, Nominee, and named executive officers, as well as the number of equity securities beneficially owned by all of the Trustees, Nominee, and named executive officers as a group. Amounts owned reflect ownership as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Equity Securities
Roger Atkinson	0	0%
Thomas O'Malley	0	0%
Jon Tómasson	0	0%
Peter K. Werner	0	0%
Thomas B. Winmill	1,097,998 (1)	8.89%
Trustees, Nominee and Named Executive Officers as a Group (5 persons)	1,097,998	8.89%

(1)	See the TBW Ownership Disclosure (as defined herein).
Current Board Leadership Structure and Oversight Responsibilities
The Board of Trustees is responsible for the oversight of the Fund's operations. The Board is currently composed of four members, three of whom are Independent Trustees.  As described below, the Board has established four standing committees, Audit, Nominating, Executive, and Continuing Trustees, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board's oversight duties, including oversight of risk management processes discussed below.
The Trustees have designated Mr. Thomas B. Winmill to serve as the Chairman of the Board (the "Chairman").  Mr. Winmill has been active in investment management for over 20 years as a portfolio manager, chief executive officer, general counsel, chief legal officer, compliance officer, and in other capacities.  The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Trustees and Fund management.  The Chairman of the Board is an "interested person" of the Fund (as such term is defined in the 1940 Act).  The Independent Trustees have not appointed a lead Independent Trustee.  The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board.  The Chairman may also perform such other functions as may be requested by the Trustees from time to time.  Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees.  The Trustees believe that the Board's leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Fund.
Risk Oversight
The operation of an investment company generally involves a variety of risks including, among others, investment, compliance, operational and valuation risks.  As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities.  As part of its regular oversight of the Fund, the Board, directly and/or through its committees, reviews reports from, among others, the Fund's management, including the Fund's Chief Compliance Officer, the Investment Manager, the Fund's independent registered public accounting firm ("IRPAF"), outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers.  Different processes, procedures and controls are employed with respect to different types of risks. The conduct of the Fund's day-to-day risk management functions are generally delegated to the Investment Manager and other service providers to the Fund.  The Investment Manager and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  Although the risk management programs of the Investment Manager and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks.  Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Investment Manager, its affiliates, or other service providers. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Qualification of Board of Trustees
Each Trustee's background and, except with respect to Mr. Atkinson, his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a Trustee of the Fund. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, each Trustee's relevant knowledge, experience, expertise, and independence was considered and evaluated. Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an Independent Director and Trustee for more than 15 years on the boards of directors and trustees of the other investment companies in the Fund Complex.  Mr. Tómasson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as Chief Executive Officer of Vinland Capital Investments, LLC, and his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, and a director of a public company. Mr. Atkinson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as a manager at CellMark, Inc., a global forest products trading company, where he directs trading activity, acquisitions, and risk management, and various former positions, including serving as the sole member of Fort Vancouver Paper LLC, an international trading company. Thomas B. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested Director and Trustee for more than 20 years of the other investment companies in the Fund Complex.
The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. The Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Board Committees and Board of Trustees' Meetings
Audit Committee.  The Board has an Audit Committee comprised of the Independent Trustees.  The purpose of the Audit Committee is to meet with the Fund's IRPAF to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund's financial reporting.  The Audit Committee met three times during the fiscal year ended December 31, 2017.  A current copy of the Fund's Audit Committee Charter is available on the Fund's website at www.DividendandIncomeFund.com.
Nominating Committee.  The Board also has a Nominating Committee, comprised of Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund's Declaration of Trust, as amended, and Bylaws (the "Governing Documents") or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board.  The Nominating Committee met two times during the fiscal year ended December 31, 2017.  A current copy of the Fund's Nominating Committee Charter is available on the Fund's website at www.DividendandIncomeFund.com.

Executive Committee.  The Board has an Executive Committee which was established in February 2011, comprised of Thomas B. Winmill, and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.  The Executive Committee met one time during the fiscal year ended December 31, 2017.
Committee of Continuing Trustees. The Fund has a Committee of Continuing Trustees which was established in June 2011, which may meet from time to time, to take such actions as are required by the Governing Documents of the Fund.  The Committee of Continuing Trustees is comprised of Messrs. Atkinson, Werner, Tómasson, and Winmill. The Committee of Continuing Trustees did not meet during the fiscal year ended December 31, 2017.
Rights Offering Committee. During the fiscal year ended December 31, 2014, the Fund formed an ad hoc Rights Offering Committee comprised of the Independent Trustees. The Rights Offering Committee met three times during the fiscal year ended December 31, 2017.
 The Fund has no compensation committee of the Board of Trustees.
For the fiscal year ended December 31, 2017, the current Board of Trustees held four regularly scheduled meetings and two special meetings. For the fiscal year ended December 31, 2017, each of the Trustees currently in office attended at least 75% of the total number of meetings of the Board of Trustees and of all Committees of the Board held during the period in which he served.  The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders but encourages such attendance.  On June 15, 2017, the Fund held an annual meeting of shareholders for the fiscal year ended December 31, 2016, which was attended by one of the Trustees.
Information Regarding the Fund's Process for Nominating Trustee Candidates
In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Investment Manager, (iv) the Fund's shareholders and (v) any other source the Nominating Committee deems to be appropriate.  The Nominating Committee will not consider self-nominated candidates.  The Nominating Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.  The Nominating Committee believes the Board may benefit from diversity of background, experience, and views among its members, and may consider this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
Pursuant to the Fund's Governing Documents, to qualify as a nominee for a Trusteeship or election as a Trustee, an individual, at the time of nomination or election as the case may be, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master's degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an "audit committee financial expert" as such term is defined in Item 407 of Regulation S-K (or any successor provision) promulgated by the SEC; (C) shall not serve as a trustee or officer of another closed end investment company unless such company is sponsored or managed by the Fund's Investment Manager or by an affiliate of the Investment Manager; and (D) shall not serve or have served within the past 3 years as a trustee of any closed end investment company which, while such individual was serving as a trustee or within one year after the end of such service, ceased to be a closed end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed end investment company, or (ii) shall be a current Trustee of the Fund.  In addition, to qualify as a nominee for a Trusteeship or election as a Trustee, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the "Policy"), adopted by the Board on May 8, 2012, as subsequently amended or modified, and (ii) an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee. In addition, to qualify as a nominee for a Trusteeship or election as a Trustee at the time of nomination or election as the case may be, a person shall not, if elected as a Trustee, cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Declaration of Trust, or any general policy adopted by the Board of Trustees regarding either retirement age or the percentage of interested persons and non-interested persons to comprise the Fund's Board of Trustees.
The Nominating Committee of the Board of Trustees, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual not so nominated by the Nominating Committee of the Board of Trustees shall be deemed not to satisfy the foregoing qualifications, unless the Nominating Committee adopts a resolution setting forth the affirmative determination that such individual satisfied the foregoing qualifications. Any individual who does not satisfy the qualifications set forth herein, unless waived by the Committee, shall not be eligible for nomination or election as a Trustee and the selection and nomination, or recommendation for nomination by the Board, of candidates for election by the Committee shall be deemed to be its determination such qualifications are satisfied or waived for such candidate.
The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.  Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).
A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Nominating Committee for its consideration unless the following qualifications have been met and procedures followed:
(1)
A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least 4.5% of the Fund's shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders.

(2)
The Nominating Shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(3)
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 90 days nor more than 120 calendar days before the first anniversary date of the Fund's proxy statement released to shareholders in connection with the most recent shareholders meeting at which Trustees were considered for election.

(4)
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined herein); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a trustee or senior officer of public companies, trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees' and officers' questionnaire if elected; (iv) the Nominating Shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

(5)
The Nominating Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter.  The Nominating Committee Charter, as amended, was approved by the Board on March 13, 2017.
Report of the Audit Committee
Tait, Weller & Baker LLP ("TWB"), 1818 Market Street, Philadelphia, Pennsylvania 19103, was the IRPAF for the Fund for the fiscal years ended December 31, 2016 and December 31, 2017 and is the IRPAF for the fiscal year ending December 31, 2018.  Representatives of TWB are not expected to attend the Meeting.
The Fund's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities.  As required by the Audit Committee Charter, the Audit Committee has received the written disclosures and the letter from TWB required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with TWB its independence with respect to the Fund.  The Fund has been advised by TWB that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of February 22, 2018.
The Fund's financial statements for the fiscal year ended December 31, 2017 were audited by TWB.  The Audit Committee has reviewed and discussed the Fund's audited financial statements with Fund management and TWB, and discussed certain matters with TWB addressed by Statements on Auditing Standards No. 61, as amended.
Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Trustees (and the Board approved) that the Fund's audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2017.
Roger Atkinson, Member of the Audit Committee
Jon Tómasson, Member of the Audit Committee
Peter K. Werner, Chairman of the Audit Committee
Audit Fees
The aggregate fees billed for professional services rendered by TWB for the audit of the Fund's annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $31,500 and $32,000 for the fiscal years ended December 31, 2016 and December 31, 2017, respectively.
Audit-Related Fees
The aggregate fees billed for assurance and related services rendered by TWB that are reasonably related to the performance of the audit of the Fund's financial statements and not reported under Audit Fees above for the fiscal years ended December 31, 2016 and December 31, 2017 were $1,500 and $2,000, respectively.
Tax Fees
The aggregate fees billed for tax-related services, including tax compliance, tax advice, and tax planning rendered by TWB to the Fund were $5,250 and $5,250  for the fiscal years ended December 31, 2016 and December 31, 2017, respectively.
All Other Fees
The aggregate fees billed for services provided by TWB to the Fund, other than the services reported above, were $0 and $0 for the fiscal years ended December 31, 2016 and December 31, 2017, respectively.  All other fees consist of the aggregate fees billed for products and services provided by TWB other than audit, audit-related, and tax services.
Audit Committee Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Fund, and any non-audit services proposed to be provided by TWB to the Fund's Investment Manager, if the engagement relates directly to the Fund's operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances:  (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditors in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit. No audit, audit-related, tax, or other services provided by TWB were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended December 31, 2016 and December 31, 2017, respectively.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed by TWB for services rendered to the Fund, and rendered to the Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal years ended December 31, 2016 and December 31, 2017 were $53,750 and $54,250, respectively.  The Audit Committee has determined that the provision of non-audit services that were rendered by TWB to the Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB's independence.
OTHER BUSINESS

The Bylaws provide that the only matters that may be acted on at the Meeting are those stated in the Notice of Annual Meeting of Shareholders, except as required by applicable law.  Accordingly, other than such matters, no other business may properly come before the Meeting.  If any such matters requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund's Trustees, officers, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than 10% of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange.  Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.  Based on the Fund's review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, the Fund believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the Exchange Act.
 Discretionary Authority; Submission Deadlines for Shareholder Proposals

Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Shareholders except as required by applicable law, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders.
The Fund's Bylaws provide that a shareholder of record may nominate a candidate for election as a Trustee at an annual meeting of shareholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual shareholders meeting at which Trustees were considered for election; provided, however, that in the event that either the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice of the preceding year's annual meeting or there was no annual meeting in the preceding year, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of the mailing of the notice of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of the mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the Exchange Act, a record shareholder nomination or proposal intended to be considered at the 2019 Annual Meeting (but not included in the Fund's proxy materials pursuant to Rule 14a-8 under the Exchange Act) must be received by the Secretary of the Fund no earlier than January 17, 2019 and no later than February 16, 2019.  If you wish to have your proposal considered for inclusion in the Fund's 2019 Proxy Statement, we must receive it on or before January 17, 2019, pursuant to Rule 14a-8(e)(2) of the Exchange Act.
The submission by a shareholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Shareholder proposals are subject to certain requirements under the federal securities laws and Delaware law and must be submitted in accordance with the Fund's Governing Documents, the Nominating Committee Charter and Appendix A thereto, the Policy, and other applicable laws and/or documents.
Proposals should be mailed to the Fund, to the attention of the Fund's Secretary, Russell Kamerman, 11 Hanover Square, New York, New York 10005.
Shareholder Communications with the Board of Trustees

The Fund's Board of Trustees has adopted a process for shareholders to send communications to the Board.  To communicate with the Board of Trustees or an individual Trustee of the Fund, a shareholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board of Trustees of the Fund or the individual Trustee.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board of Trustees or the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, must continue to meet all the requirements of Rule 14a-8.
Investment Manager
The address of Bexil Advisers is 11 Hanover Square, New York, New York 10005.  The Investment Manager also provides administrative services to the Fund.

Any Purchases or Sales of Securities of the Investment Manager, its Parents, or Subsidiaries
Since the beginning of the most recently completed fiscal year, no Trustee or Trustee Nominee has made any purchases or sales of securities of the Investment Manager or its parents, or subsidiaries of either, except as follows: (i) in accordance with the Notice of Grant of Incentive Stock Option Award dated as of June 5, 2012 to Mr. Thomas Winmill, on May 22, 2017 he elected to exercise the right to purchase 11,400 shares of Bexil at the price of $7.92 per share; (ii) Mr. Thomas Winmill purchased 1,500 shares of  Bexil in the open market on August 14, 2017 in the amount of $10.75 per share; (iii) Mr. Thomas Winmill purchased 100 shares of  Bexil in the open market on August 15, 2017 in the amount of $10.75 per share; (iv) Mr. Thomas Winmill purchased 100 shares of  Bexil in the open market on August 16, 2017 in the amount of $10.94 per share; (v) Mr. Thomas Winmill purchased 1,000 shares of  Bexil in the open market on August 16, 2017 in the amount of $11.00 per share; (vi) Mr. Thomas Winmill purchased 388 shares of  Bexil in the open market on September 11, 2017 in the amount of $11.00 per share; (vii) Mr. Thomas Winmill purchased 1,000 shares of  Bexil in the open market on November 16, 2017 in the amount of $12.25 per share; (viii) Mr. Thomas Winmill purchased 500 shares of  Bexil in the open market on November 17, 2017 in the amount of $12.80 per share; (ix) Mr. Thomas Winmill purchased 200 shares of  Bexil in the open market on November 17, 2017 in the amount of $12.79 per share; and (x) Mr. Thomas Winmill purchased 300 shares of  Bexil in the open market on November 20, 2017 in the amount of $12.80 per share.  Transactions involving securities in an amount not exceeding one percent of the outstanding securities of the Investment Manager or its parents, or subsidiaries of either, may be omitted. There is no arrangement or understanding with respect to the composition of the Board of Trustees of the Fund or of the Investment Manager, or with respect to the selection of appointment of any person to any office with either such company.
Householding
One document (i.e., an annual or semi-annual report, or set of proxy soliciting materials) may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we deliver separate copies, a single copy (if multiple copies are received at the same address), and/or additional copies of these documents by calling toll free 1-800-937-5449 or writing to the Fund at 11 Hanover Square, New York, New York 10005.

May 11, 2018

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD,
AND MAIL IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

DIVIDEND AND INCOME FUND	PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2018

This proxy is solicited by and on behalf of the Board of Trustees of Dividend and Income Fund (the "Fund") for the Annual Meeting of Shareholders to be held on June 25, 2018 and at any adjournment(s) or postponement(s) thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and Russell Kamerman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on June 25, 2018, at 10:30 a.m. ET (such meeting and any adjournment(s) or postponement(s) thereof are referred to collectively as the "Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

This section must be completed for your vote to be counted. Date and sign below.

NOTE: Please sign exactly as your name or names appear on this proxy.   When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the holder is a corporation or partnership, please sign "[print entity name] by [sign your name] as [title]."

SIGNATURE DATE

SIGNATURE (if held jointly) DATE

Title – if a corporation, partnership or other entity

MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

CONTROL NUMBER:

NOTE ADDRESS CHANGE:
☐  TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT  LEFT AND INDICATE YOUR NEW ADDRESS IN THE SPACE PROVIDED.  PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If this proxy is signed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the proposal(s) in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

DIVIDEND AND INCOME FUND	PROXY CARD

The Board of Trustees recommends that you vote "FOR" Proposal 1.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

PROPOSAL:

1. To elect Roger Atkinson to the Board of Trustees of the Fund as a Class I Trustee to serve until the 2021 annual meeting of shareholders, or thereafter when his successor is elected and qualifies.

Nominee:
Roger Atkinson	FOR	WITHHOLD AUTHORITY
	□	□

Your vote is important! Please sign and date the proxy card on the reverse and return it promptly in the enclosed postage paid envelope or otherwise to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 so that your shares can be represented at the Meeting.  If no instructions are given on the proposal, the proxies will vote FOR Proposal 1 and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact the Fund toll free at 1-800-937-5449.  Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. ET.

Important Notice Regarding the Availability of the Proxy Materials for the Annual Meeting of Shareholders. The Notice of Annual Meeting of Shareholders and Proxy Statement are available at: www.DividendandIncomeFund.com.

THANK YOU FOR VOTING